EXHIBIT 10.15

SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT


BORROWER:         VASCULAR SOLUTIONS, INC.

DATE:             DECEMBER 9, 2004


         THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower"), with reference to the following facts:

         A. Silicon and Borrower are parties to that certain Loan and Security Agreement, with an Effective Date of December 31, 2003 (as amended, the "Loan Agreement"). (The Loan Agreement and all other present and future documents, instruments and agreements relating thereto are referred to herein collectively as the "Loan Documents". Capitalized terms used in this Agreement which are not defined herein shall have the meanings set forth in the Loan Agreement.)

         B. The parties desire to amend the Loan Agreement as set forth in this Amendment.

         The parties agree as follows:

         1. REVOLVING MATURITY DATE. The definition of "Revolving Maturity Date," which is contained in Section 13.1 of the Loan Agreement, is hereby amended from "December 31, 2004" to "December 29, 2005".

         2. COMMITTED REVOLVING LINE. The amount "$3,000,000" contained in the definition of "Committed Revolving Line," which is contained in Section 13.1 of the Loan Agreement, is hereby amended from said "$3,000,000" to "$5,000,000.

         3. INTEREST RATE. The first full sentence of Section 2.3(a) of the Loan Agreement - Interest Rate - reads as follows:

                  Revolving Advances accrue interest on the outstanding principal balance at a PER ANNUM rate equal to the greater of
                  (i) 4.50% or (ii) one-half of one percentage point (0.50%) above the Prime Rate.

Said sentence is hereby amended to read as follows:

                  Revolving Advances accrue interest on the outstanding principal balance at a PER ANNUM rate equal to one-half of one percentage point (0.50%) above the Prime Rate.
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         4. FACILITY FEE. The amount "$15,000" contained in the first full sentence of Section 2.4(a) of the Loan Agreement is hereby amended to read "$25,000."

         5. UNUSED LINE FEE. The amount "$1,250" contained in the first full sentence of Section 2.4(c) of the Loan Agreement is hereby amended to read "$2,125."

         6. BORROWING BASE. Subpart "B" of the definition of "Borrowing Base" contained in Section 13.1 of the Loan Agreement reads as follows:

                  (B) up to 25% of Eligible Inventory, provided that Advances hereunder based on Eligible Inventory shall at no time exceed the lesser of (i) $1,000,000 or (ii) 33% of the amount from clause (A) above, as applicable from time to time.

Said subpart "B" is hereby amended to read as follows:

                  (B) up to 25% of Eligible Inventory, provided that Advances hereunder based on Eligible Inventory shall at no time exceed the lesser of (i) $1,500,000 or (ii) 33% of the amount of Eligible Accounts, as applicable from time to time.

         7. TANGIBLE NET WORTH. Section 6.7 of the Loan Agreement reads as follows:

                  Borrower will maintain at all times:

                  (i) TANGIBLE NET WORTH. A Tangible Net Worth of at least $8,000,000.

                  (ii) LIQUIDITY COVERAGE. A ratio of (A) unrestricted domestic cash (and equivalents) plus the product of the aggregate amount of Eligible Accounts multiplied by the applicable advance rate for the making of Revolving Advances hereunder with respect to Eligible Accounts, divided by (B) the aggregate amount of Obligations outstanding hereunder, of not less than
                           1.25 to 1.00.

Said Section 6.7 is hereby amended to read as follows:

                  Borrower will maintain at all times:

                  (i) TANGIBLE NET WORTH. A Tangible Net Worth of more than $11,000,000.

                  (ii) LIQUIDITY COVERAGE. A ratio of (A) unrestricted domestic cash (and equivalents) plus the amount of Eligible Accounts, divided by (B) the aggregate amount of Obligations outstanding hereunder, of not less than 1.25 to 1.00.

         8. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

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         9. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment is part of the Loan Agreement and its terms are incorporated herein.


BORROWER:                                 SILICON:

VASCULAR SOLUTIONS, INC.                  SILICON VALLEY BANK


BY                                        BY
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     President or Vice President          TITLE
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